STARTECH ENVIRONMENTAL CORPORATION
88 DANBURY ROAD, SUITE 2A
WILTON, CT 06897-2525

February 28, 2007

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Startech Environmental Corporation, to be held at our Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Thursday, May 10, 2007 at 1:00 p.m. (Eastern Standard Time), and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

     To assure that your shares are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

     I hope that you will attend the meeting and I look forward to seeing you there.

Sincerely,

/s/ Joseph F. Longo Chief Executive Officer and President

STARTECH ENVIRONMENTAL CORPORATION
88 DANBURY ROAD, SUITE 2A
WILTON, CT 06897-2525
(203) 762-2499

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 10, 2007

To the Shareholders of Startech Environmental Corporation:

     Notice is hereby given that the 2006 annual meeting of shareholders (the “Annual Meeting”) of Startech Environmental Corporation, a Colorado corporation (the “Company”), will be held at the Company’s Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Thursday, May 10, 2007 at 1:00 p.m. (Eastern Standard Time) for the following purposes:

1.	To elect five directors to serve until the next annual meeting of shareholders;

2.	To ratify the appointment of Marcum & Kleigman LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2007; and

3.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

     The board of directors has set Tuesday, February 27, 2007 (the “Record Date”), as the record date for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at the Company’s office, during regular business hours.

     All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Peter J. Scanlon Chief Financial Officer, Vice President, Treasurer & Secretary

Wilton, Connecticut
February 28, 2007

STARTECH ENVIRONMENTAL CORPORATION
88 DANBURY ROAD, SUITE 2A
WILTON, CT 06897-2525

PROXY STATEMENT

     This proxy statement is being furnished to the holders of shares of common stock, no par value (the “Common Stock”) of Startech Environmental Corporation, a Colorado corporation (the “Company”), in connection with the solicitation by the board of directors (the “Board”) of proxies for use at the Company’s 2006 annual meeting of shareholders (the “Annual Meeting”), to be held at 1:00 p.m. (Eastern Standard Time) on Thursday, May 10, 2007, at the Company’s Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut, and at any adjournments or postponements thereof. The matters to considered and acted upon at the Annual Meeting are described in this proxy statement.

     The principal executive offices of the Company are located at 88 Danbury Road, Suite 2A, Wilton, Connecticut 06897. The proxy statement and accompanying proxy are first being mailed to the Company’s shareholders on or about March 26, 2007.

VOTING AND PROXIES

What is the purpose of the Annual Meeting?

     At the Annual Meeting, shareholders will be asked to vote upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors and ratification of the appointment of our independent registered public accounting firm for the fiscal year ending October 31, 2007. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

     Only holders of record of shares of Common Stock as of the close of business on February 27, 2007 (the “Record Date”) are to entitled to notice of, and to vote at, the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote per share. We are authorized to issue 800,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value, of which there are no shares of preferred stock issued and outstanding. There were outstanding 20,995,703 shares of Common Stock as of the close of business on the Record Date.

     If you hold Common Stock through the Company’s Stock Purchase or Savings Plan, you will receive voting instructions from the plan administrator. Please sign and return those instructions promptly to assure that your shares of Common Stock are represented at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

     Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee (which is the same as the proxy card for shares held in the Company’s 401(k) Plan).

      Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and can mail them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

     Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

     In the election of directors, you may vote “FOR” all of the nominees for election as directors or your vote may be “WITHHELD” with respect to one or more of such nominees.

     For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees for election as directors, “FOR” ratification of the appointment of the independent public accountants).

What is the voting requirement to approve each of the proposals?

     In the election of directors, the five persons receiving the highest number of “FOR” votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 20,995,703 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 10,497,852 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

     Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Peter J. Scanlon and Joseph F. Longo, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

     If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended October 31, 2006 and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Startech Environmental Corporation
88 Danbury Road, Suite 2A
Wilton, CT 06897
Attn:  Peter Scanlon
(203)  762-2499

     Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

     The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

     We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the fiscal quarter ending April 30, 2007.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

     Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

o

Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

o

Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote you shares.

How will my proxy be voted?

     Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don’t mark the boxes on my proxy?

     Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

o	The election of L. Scott Barnard, Joseph A. Equale, John J. Fitzpatrick, Joseph F. Longo and Chase P. Withrow III, as directors.

o	The ratification of the appointment of Marcum & Kleigman LLP as our independent registered public accountants for the fiscal year ending October 31, 2007.

Can I go to the Annual Meeting if I vote by proxy?

     Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

     No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

     SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Board currently consists of five members, all of one class. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until there successors are duly elected and qualified. The Board proposes that the five nominees described below, of which all five are currently serving as directors, be elected for a term of one year and until their successors are duly elected and qualified. If any nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Messrs. Joseph F. Longo, Joseph A. Equale, L. Scott Barnard, Chase P. Withrow III and John J. Fitzpatrick were each elected to serve on the Board at the last annual meeting of shareholders.

     Set forth below are the names of the nominees for election as directors, their positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and the year they became a director of the company.

Information Concerning Directors and Nominees

     L. Scott Barnard, age 64, has served as a director of the Company since April, 2005. Mr. Barnard is currently the owner and Managing Partner of Programmix, LLC, a sales and marketing firm based in Norwalk, CT, which he founded in January 2001. Programmix is one of the largest importers of European uncoated free-sheet paper in the United States. From 1998 through 2000, Mr. Barnard served as Executive Vice President, Sales and Distribution of Champion International Corporation (which merged with International Paper in June 2000), and President of Champion Export Corporation. From 1996 to 1998, Mr. Barnard served as Executive Vice President, Sales for Champion International Corporation, and from 1992 to 1996, he served as Executive Vice President, Paper Sales for Champion International Corporation. Mr. Barnard also served as a Corporate Officer of Champion International Corporation from 1992 to June 2000. Mr. Barnard has an extensive background in sales and marketing (both domestic and international). Mr. Barnard holds a B.S. degree in marketing from Gannon University and is a graduate of the MBA 2000 Program at the Amos Tuck School of Business Administration at Dartmouth College. Mr. Barnard also studied marketing, logistics and transportation systems at the University of Wisconsin and University of Tennessee. Mr. Barnard serves on the board of directors and as a member of the audit committee of Nashua Corporation (NNM: NSHA).

     Joseph A. Equale, CPA, age 61, has served as a director of the Company since November 2003. Mr. Equale is the founder and Managing Partner of Equale & Cirone, LLP (CPAs and advisors), which he founded with Mr. Cirone in January 1999. Prior to the formation of the partnership, and beginning in February 1994, Mr. Equale operated as a sole practitioner. Mr. Equale has spent over ten years in other professional practice units, including a predecessor firm of what is presently Deloitte & Touche LLP. In addition to his responsibilities as Managing Partner, Mr. Equale is in charge of the firm’s quality control program. Mr. Equale has also spent over ten years in private industry, including an assignment as an Assistant Controller of Xerox Corporation. Mr. Equale is active in the accounting profession, where he served as President and member of the Board of Governors of the 6,500 member Connecticut Society of CPAs (CSCPA). Mr. Equale is also a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants. Mr. Equale has served as an Adjunct Assistant Professor of Accounting at Sacred Heart University, Graduate School of Business in Fairfield, Connecticut. Mr. Equale received a B.B.A. in accounting from St. John’s University and an MBA in finance from the University of Bridgeport. Mr. Equale also serves as a director of IWT Tesoro Corporation (IWTT.OB).

     John J. Fitzpatrick, age 68, has served as a director of the Company since April, 2005. Mr. Fitzpatrick is an independent management consultant, having retired in 1995 from the “old” Dun & Bradstreet Corporation as an executive officer and Senior Vice President-Global Human Resources, where he was employed since 1983. His responsibilities at D&B, in addition to providing counsel and guidance to the CEO and the compensation and nominating committees of the board of directors, included strategic planning, acquisitions & divestitures, executive staffing, compensation & benefits, and HR information systems. Prior to joining D&B, Mr. Fitzpatrick held international sales, marketing, human resources and administrative management positions with Celanese Corporation, Rockwell International, Burroughs Corporation and Procter & Gamble.

     Joseph F. Longo, age 74, has served as a director and as Chairman since 1995. Since November 2004, Mr. Longo has served as Chief Executive Officer and President, positions he also served in from November 1995 to January 2002. From July 2003 until December 2004, Mr. Longo served as Chief Operating Officer, and from August 2003 to August 2004, as Secretary and Treasurer. Mr. Longo is the founder of Startech Corporation, a predecessor of the Company, in 1994. Mr. Longo was founder and Chief Operating Officer of the International Dynetics Corp., a waste industry capital equipment manufacturing company with multinational customers from 1969 to 1990. Prior thereto, he was Manager of New Product and Business Development for AMF from 1959 to 1969. He has been awarded many waste industry equipment patents, all of which have been successfully commercialized. He is a mechanical engineer and operating business executive, with more than 25 years of waste industry management experience.

     Chase P. Withrow III, age 63, has served as a director of the Company since May, 2006. Mr. Withrow .has over 35 years of experience working in the securities industry. He is presently employed as a financial advisor with Investar Capital Management, LLC in Edgewater, MD, since 2000. Mr. Withrow’s broad range of financial services expertise include: assessing compliance with NYSE and NASD regulations; integrating back office and margin processes; establishing sales methodologies; and, advising senior management. Mr. Withrow served as Branch Manager for several brokerage firms, including Advest, Inc., from 1982 to 1986, and Evans & Company, Inc, from 1986 to 1988. During his tenure as a manager at Advest, his office set records for gross commission production as well as gross sales production per broker. Mr. Withrow consistently was named a member of the President’s Club, which signified superior sales production across the nationwide firm.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

     Peter J. Scanlon, age 58, serves as Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Scanlon joined the Company as Controller in December 1998, in which capacity he served until October 2003. In November 2003, Mr. Scanlon was appointed to his current position of Chief Financial Officer. Since August 2004, Mr. Scanlon has also served as Treasurer and Secretary. Prior to joining the Company, Mr. Scanlon was Director of Financial Services for Vivax Medical Corporation, a publicly traded manufacturing company located in Bristol, Connecticut, from November 1996 to December 1998. Prior to Vivax, Mr. Scanlon’s extensive corporate financial and systems background includes 18 years with the IBM Corporation in the accounting, finance and financial systems areas. As Manager of International Finance Systems Development, Mr. Scanlon was successful in the development and installation of the reporting system being used by IBM’s six largest international subsidiaries. While on a three-year assignment in London, England, he also developed and implemented financial procedures and controls for IBM’s European manufacturing headquarters in Brentford, England.

     Ralph N. Dechiaro, age 58, serves as Vice President of Business Development. Mr. Dechiaro joined us as Vice President of Business Development in February 2002. Prior to joining us, he was the Commercial Program Manager at JFK International Air Terminal where he participated in the Terminal 4 Redevelopment Program from December 2000 to January 2002. Prior to JFK International, he was a Project Manager at Burns and Roe Enterprises from January 1975 to September 1984 and from September 1990 to December 2000 where he managed government, domestic and international projects. From September 1984 to September 1990 he was a System Manager at ITT Avionics where he was responsible for the development and implementation of applied business systems. Mr. Dechiaro also brings extensive government experience, where he served 28 years in the US Army culminating in retirement as a Lieutenant Colonel. In this capacity, Mr. Dechiaro completed varied command and staff assignments at all management levels culminating in the assignment as Assistant Chief of Staff for Information Management. He served as the Principal Staff Officer to the Commanding General providing contracting services, long range planning and implementation of all functions relative to communications, information services, contracting, and advanced technologies.

     Karl N. Hale, age 42, serves as Vice President of Engineering. Mr. Hale joined the Company in November 1999. Prior thereto, Mr. Hale was Manager of Demilitarization Programs for The Ensign-Bickford Company, from September 1991 through October 1999. In this function, he developed Government sector business opportunities and managed program implementation. Mr. Hale is a chemist by training and maintains Registered Environmental Manager status with the National Registry of Environmental Professionals. He is a recognized expert in the field of explosives industry Safety, Health and Environment. He has invented several novel processes for treatment of explosives industry waste materials.

     Stephen J. Landa, age 43, serves as Vice President of Sales and Marketing. Mr. Landa joined the Company in May 2004. Mr. Landa is also the founder of Mighty Oak Management LLC, a securities brokerage and registered investment advisory firm. Prior to joining the Company, Mr. Landa was a financial news talk show host broadcasting from New York to Boston. Mr. Landa has held many securities industry licenses over his fifteen year career in the securities sales business including thirteen years at American Express and Royal Alliance. Mr. Landa has a degree in Architecture and Civil Engineering, a certificate in Real Estate Development and Financial Analysis, Project Management, a Construction Supervisor’s License, a General Securities Principal license and is a Registered Investment Adviser. In addition, Mr. Landa is the recipient of an award for academic excellence in the Boston Architectural Center’s work study program. Mr. Landa also studied at Harvard Graduate School of Design, Boston Architectural Center, Norwalk State Technical College, Roger Williams College and the American College.

Family Relationships

     There are no family relationships among our executive officers or directors or any individual nominated for election as a director.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information with respect to beneficial ownership of our Common Stock as of February 27, 2007 by (i) each person or entity who is known by us to own beneficially 5% or more of the outstanding shares of our Common Stock, (ii) each director and nominee, (iii) each Named Executive Officer (as defined below under “Summary Compensation Table”) and (iv) all current directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on a review of filing with the Securities and Exchange Commission and on information furnished to us by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares (1)	Percent of Total (1)
Joseph F. Longo (2)(11)	2,448,898	11.7

Peter J. Scanlon (3)(11)	123,739	*

Ralph N. Dechiaro (4)(11)	61,896	*

Karl N. Hale (5)(11)	71,955	*

Stephen J. Landa (9) (11)	21,022	*

L. Scott Barnard (6)(11)	54,000	*

Chase P. Withrow III (7)	36,864	*
33 Saddle Ridge Court
Wilmington, DE 19808

Joseph A. Equale (8)	69,000	*
103 Newtown Road, Suite 1A
Danbury, CT 06810

John J. Fitzpatrick (10)(11)	54,000	*
17 Turkey Hill Circle
Wesport, CT 06880

Northshore Asset Management, LLC (12)	3,939,135	18.8
c/o Arthur J. Steinberg, not individually but
solely in his capacity as Receiver of
Northshore Asset Management, LLC
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022

Arthur J. Steinberg, not individually but solely (13)	4,939,135	23.5
in his capacity as Receiver of Northshore Asset
Management, LLC
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022

Paradigm Group L.P.	769,721	3.7
60 Revere Drive, Suite 725
Northbrook, IL 60062

Connecticut Banking Commission John P. Burke,	4,939,135	23.5
not individually but solely in his capacity as
Receiver of Circle Trust Company (14)
c/o State of Connecticut Department of Banking
260 Constitution Plaza
Hartford, CT 06103

Name and Address of Beneficial Owner	Number of Shares (1)	Percent of Total (1)
Astor Fund, LLC (16)	3,939,135	18.8%
c/o Arthur J. Steinberg, not individually but
solely in his capacity as Receiver of Northshore
Asset Management, LLC
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022

Cornell Capital Partners	859,259	4.1%
4365 Executive Drive, Ste 550
San Diego, Ca 92122

All officers and directors as a group (9 persons)	2,778,333	13.2%

* Represents less than one percent (1%).

(1)

The beneficial ownership is calculated based on 20,995,703 shares of our common stock outstanding as of February 27, 2007. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. In computing the number of shares beneficially owned by a person in the column and the percentage ownership of that person, shares of common stock subject to options held by that person that were exercisable at or within 60 days of February 27, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.

(2)

Includes 325,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007. Also includes 900,000 shares of common stock issued by the Company to Mr. Longo in connection with the Company’s issuance of a convertible debenture to Cornell Capital Partners, L.P. To secure full payment under the convertible debenture, Mr. Longo pledged 900,000 shares of common stock held by him. We issued to Mr. Longo 900,000 shares of common stock in place of the shares of common stock being pledged pursuant to the Securities Purchase Agreement in connection with the Cornell financing. Such 900,000 shares issued by us are to be held in escrow and is included in the share number above. In the event any of the shares of common stock pledged by Mr. Longo to Cornell are forfeited to Cornell, Mr. Longo shall retain the rights to the same number of shares of common stock issued by us directly to him. In the event the shares of common stock pledged to Cornell are returned to Mr. Longo, Mr. Longo shall return to us for cancellation the same number of shares of common stock that were returned to Mr. Longo by Cornell.

(3)

Includes 105,000 shares subject to currently exercisable options and/or that are exercisable within 60 days of February 27, 2007, and 18,739 shares that have vested through December 31, 2006 through our 401k plan.

(4)

Includes 43,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007 and 18,896 shares that have vested through December 31, 2006 through our 401k plan.

(5)

Includes 50,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007 and 21,955 shares that have vested through December 31, 2006 through our 401k plan.

(6)	Includes 54,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007 within 60 days of March 09, 2007.

(7)

Includes 30,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007. Includes 3,425 shares owned by Mr. Withrow’s wife for which he disclaims beneficial ownership.

(8)	Includes 69,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007.

(9)

Includes 15,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007 and 6,022 shares that have vested through December 31, 2006 through our 401k plan.

(10)	Includes 54,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 27, 2007.

(11)	Address is 88 Danbury Road, Suite 2A, Wilton, Connecticut 06897

(12)

Of these shares (a) 3,558,347 are held by Northshore Asset Management, LLC for the benefit of Astor Fund, LLC, a Delaware limited liability company which is managed by an affiliate of Northshore and (b) 380,788 shares (including 132,744) shares issuable upon the exercise of warrants) are held by Ardent Reseach Partners, L.P. and Ardent Research Partners, Ltd., investment funds managed by Saldutti Capital Management, L.P., which is owned by Northshore Asset Management, LLC.

(13)

Arthur J. Steinberg, not individually, but solely in his capacity as Receiver of Northshore Asset Management, LLC (the “Northshore Receiver”), may be deemed to have shared power to direct the voting and disposition of 3,939,135 shares of common stock held for its account by Northshore Asset Management, LLC, Astor Fund, LLC, Ardent Research Partners, L.P. and Ardent Research Partners, Ltd. In addition, by virtue of a Co-Sale Agreement dated as of January 4, 2006 between the Northshore Receiver and Connecticut Banking Commissioner John P. Burke, not individually, but solely in his capacity as Receiver of Circle Trust Company (the “Circle Receiver”), Mr. Steinberg may be deemed to have shared power with the Circle Receiver to direct the disposition (but not voting) of 4,939,135 shares of common stock, including 1,000,000 shares of common stock of which the Circle Receiver may be deemed to have beneficial ownership.

(14)

Based on the powers and authority granted to Connecticut Banking Commission John P. Burke (the “Circle Receiver”) by order of the Superior Court for the Judicial District of Hartford, Connecticut, the Circle Receiver, not individually, but solely in his capacity as Receiver of Circle Trust Company, may be deemed to beneficially own 4,939,135 shares of common stock due to the following: (i) 1,000,000 shares of common stock that may be deemed to be beneficially owned by the Circle Receiver and (ii) by virtue of the Co-Sale Agreement (as discussed in Note 13), 3,939,135 shares of common stock that may be deemed to be beneficially owned by the Northshore Receiver.

(15)

Astor Fund, LLC may be deemed to have shared power with Northshore Asset Management, LLC and Arthur J. Steinberg, not individually, but solely in his capacity as Receiver of Northshore Asset Management, LLC (the “Northshore Receiver”) to direct the voting and disposition of 3,558,347 shares of common stock held for its account by Northshore Asset Management, LLC. In addition, by virtue of the Co-Sale Agreement (as discussed in Note 13), Astor Fund, LLC may be deemed to have shared power with the Connecticut Banking Commission John P. Burke, not individually, but solely in his capacity as Receiver of Circle Trust Company, to direct the disposition (but not the voting) of such 3,558,347 shares of common stock.

BOARD MEETINGS AND COMMITTEES

     The Board has a standing Audit Committee and standing Compensation Committee; however, the Board does not presently have a standing nominating committee, which functions are carried out by the entire Board. The Board intends to evaluate its needs for a standing nominating committee during the fiscal year ending October 31, 2007.

Meetings of the Board of Directors

     The Board held five meetings during the fiscal year ended October 31, 2006 and acted by written consent on one occasion. All of the Company’s directors that currently serve on the Board attended at least 75% of the meetings of the Board and any applicable committee held while they were members of the Board or the applicable committee.

Audit Committee

     During fiscal 2006, the Audit Committee consisted of Messrs. Joseph A. Equale (Chairman), John J. Fitzpatrick, and L. Scott Barnard. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee performs the functions set forth in a written charter of the Audit Committee and is responsible for policies, procedures and other matters relating to accounting, internal, financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company’s financial statements following completion of each audit.

     Messrs. Equale, Fitzpatrick and Barnard are each considered “independent,” as defined in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers (“NASD”) and SEC regulations. The Board has determined that based on the credentials of Mr. Equale, the Chairman of the Audit Committee, Mr. Equale qualifies as an “audit committee financial expert” within the meaning of SEC regulations. During fiscal 2006, the Audit Committee held four meetings.

Compensation Committee

     The Compensation Committee consists of three directors. The Compensation Committee is responsible for ensuring that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee is also responsible for communicating to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

     During fiscal 2006, the Compensation Committee consisted of John J. Fitzpatrick (Chairman), Joseph A. Equale and Chase P. Withrow III. During fiscal year 2006, the Compensation Committee held one meeting.

Directors Nominations

     Historically, the Company has not been presented with a nominee for director by any of its shareholders and accordingly, the Board does not have a formal process in place for nominating directors but is actively in the process of developing one and expects to adopt such a process in the near future. Nevertheless, the Board would consider qualified nominees recommended by the shareholders in accordance with the procedures set forth in the Company’s Bylaws. Absent special circumstances, the Board will continue to nominate qualified incumbent directors whom the Board believes will continue to make an important contribution to the Company. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual’s experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company.

     The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of shareholders.

Communications with Directors

     Shareholders may contact any of the Company’s directors by writing to them at Startech Environmental Corporation, 88 Danbury Road, Suite 2A, Wilton, CT 06897. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt one in the near future.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee acts under a written charter, which was adopted by the Board in August 2003. The charter, which includes standards set forth in SEC regulations and rules of the National Association of Securities Dealers, Inc. includes assisting the Company with:

o	overseeing and monitoring the auditing and integrity of the Company’s financial statements;
o	qualification and independence of the Company’s independent accountants;
o	performance of the Company’s independent accountants;
o	compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and
o	accounting and financial reporting process.

     In connection with its oversight and monitoring of the auditing and integrity of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent accountants all financial statements prior to their issuance. Management advised the Audit Committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also discussed with the Company’s independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the audit committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Taking all of these reviews and discussions into account, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Joseph A. Equale (Chairman) L. Scott Barnard John J. Fitzpatrick

Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons owning more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms. Based solely on review of the copies of such forms furnished to the Company all Section 16(a) filing requirements applicable to its officers and directors were complied with for the fiscal year ended October 31, 2006.

STOCK PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

COMPARE CUMULATIVE TOTAL RETURN AMONG STARTECH ENVIRONMENTAL CORP.
S&P 600 SMALLCAP INDEX AND RUSSELL 2000 INDEX

DOLLARS
900
800
700
600
500
400
300
200
100
0
10/31/01
10/31/02
10/31/03
10/31/04
10/31/05
10/31/06
STARTECH ENVIRONMENTAL CORP.
S&P600 SmallCap Index
Russell 2000 Index

COMPARISON OF CUMULATIVE TOTAL RETURN
OF COMPANY AND BROAD MARKET

	Fiscal Year Ended
COMPANY/INDEX/MARKET	10/31/01	10/31/02	10/31/03	10/31/04	10/31/05	10/31/06

Startech Environmental Corporation	100.00	157.00	137.00	370.00	180.00	212.00
S&P 600 Small Cap Index	100.00	193.74	256.41	296.85	338.98	389.94
Russell 2000 Index	100.00	373.50	528.22	583.79	646.61	766.84

The above graph assumes an investment of $100.00 in the Company’s Common Stock and in each index beginning on October 31, 2001 with reinvestment of dividends and compares the five-year cumulative return of the Company with the comparable return of such indices. The comparison assumes that all dividends are reinvested.

EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate future filings, in whole or in part, the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC,, nor shall such report be incorporated by reference into any such filings, nor be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

Compensation Philosophy

     The Company’s executive compensation program is administered by the Compensation Committee. The Compensation Committee is currently composed of three (3) non-employee directors. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the 2000 Stock Option Plan. The objectives of the Compensation Committee are to correlate executive compensation with the Company’s business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the Company’s long-term success.

     The Company’s compensation program is designed to attract, retain, inspire and reward executive officers who contribute to the Company’s overall success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company’s executive officers:

•	to provide competitive total pay opportunities in order to attract, retain and motivate high quality executive talent critical to the Company’s success;

•	to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

•	to create a mutuality of interest between executives and stockholders through a stock option program; and

•	to focus the executive’s attention on overall corporate objectives as well as the executive’s specific operational objectives.

     The Compensation Committee believes that the compensation program for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution and financial performance. The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industry corporations.

Components of Executive Compensation

     The compensation program for the Company’s executive officers consists of the following three components: base salary; long-term stock option incentives; and incentive bonus. To the extent the compensation of any executive officer, including our Chief Executive Officer, is set forth in a written employment agreement between the Company and the executive officer, the Compensation Committee reviews each component in connection with determining the terms of such employment agreement.

     Base Salary. The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other Named Executive Officers during the fiscal year ended October 31, 2006. Base salaries were established in an employment agreement or by the Compensation Committee based upon competitive compensation data for similar public companies, an executive’s job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

     Long-Term Stock Option Incentives. The Compensation Committee provides the Company’s executive officers with long-term incentive compensation through grants of options to purchase the Company’s common stock. The goal of the long-term stock option incentive program is to align the interests of executive officers with those of the Company’s stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock option incentive plan is to tie the number of stock options awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target option award based upon each executive officer’s position, responsibilities, and historical and expected future contributions to our company. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company.

     Incentive Bonus. The Compensation Committee is responsible for reviewing and approving bonuses for the Chief Executive Officer and other management level employees. Our Chief Executive Officer’s bonus is determined by the Compensation Committee, in accordance with the terms of his employment agreement, without participation by him. Bonus payments to our Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with the Company’s Chief Executive Officer. The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company’s Bonus Plan establishes a target bonus calculated as a percentage of the employee’s base salary. The bonus amounts then are determined by specific Company-based performance goals as measured at the end of the fiscal year. During the fiscal 2006 no bonuses were paid to the executive management team.

Compensation of the Chief Executive Officer

     Mr. Longo’s employment agreement established his initial annual base salary of $185,000 as President and Chief Executive Officer commencing on January 1, 2004, based, in part, on the factors described above. In addition to his base salary, Mr. Longo is eligible for a discretionary bonus each fiscal year as determined by the Compensation Committee. During the fiscal 2006 no discretionary bonus was awarded to Mr. Longo.

Compensation of the Chief Financial Officer

     Mr. Scanlon has an annual base salary of $130,000 as Vice President, Secretary, Treasurer, and Chief Financial Officer commencing on January 1, 2004, based, in part, on the factors described above. In addition to his base salary, Mr. Scanlon is eligible for $6,000 each month as determined by the Compensation Committee. During the 2006 fiscal year, Mr. Scanlon received $72,000 in additional compensation.

John J. Fitzpatrick (Chairman) Joseph A. Equale Chase P. Withrow III

Compensation of Directors

     Directors who are currently officers and employees of the Company receive no additional compensation for acting as directors. All independent directors receive an annual retainer of $6,000 per year, plus an additional fee of $750 for each meeting attended in per person, or $350 for each meeting attended via teleconference or videoconference. The chairman of the Audit Committee receives an additional fee of $4,000 per annum and all other members of the Audit Committee receive an additional fee of $2,000 per year. The chairman of each other committee receives an additional $2,000 per year, and members of each other committee receive an additional $1,000 per year. Upon being appointed to the board of directors, independent directors receive an initial option grant of 30,000 options to purchase shares of the Company’s common stock, which options contain a three-year cliff vesting period. Thereafter, each independent director receives an annual option grant of 15,000 options to purchase shares of the Company’s common stock with an annual one-year vesting period. All independent directors are reimbursed for out-of-pocket expenses.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended October 31, 2006, no executive officers served on the board of directors or the compensation committee of another company that had an executive officer serving on the Board.

Summary Compensation Table

     The following table sets forth information concerning compensation paid by us to our Chief Executive Officer and each of the four other most highly compensated executive officers during the fiscal year ended October 31, 2006, 2005 and 2004 (the “Named Executive Officers”):

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Underlying Stock Option Grants (#)(2)	All Other Compensation ($)(3)
Joseph F. Longo –	2006	185,000	—	—	—	—	19,968
Chairman, Chief Executive	2005	185,000	25,000	—	—	15,000	15,600
Officer	2004	140,384	—	—	—	—	—
and President (4)

Karl N. Hale –	2006	130,000	—	—	—	—	38,040
Vice President	2005	130,000	—	—	—	15,000	14,800
of Engineering	2004	130,000	—	—	—	—	15,800

Peter J. Scanlon –	2006	130,000	—	72,000	—	—	39,276
Chief Financial Officer,	2005	130,000	—	18,000	—	45,000	14,800
Vice President, Treasurer	2004	127,833	—	—	—	—	16,723
and Secretary

Ralph N. Dechiaro –	2006	130,000	—	20,000	—	25,000	46,019
Vice President of	2005	130,000	—	—	—	15,000	14,800
Business Development	2004	130,000	—	—	—	—	16,767

Stephen J. Landa –	2006	130,000	—	—	—	—	22,040
Vice President of	2005	130,000	—	—	—	15,000	5,700
Sales and Marketing	2004	130,000	—	—	—	—	0

__________

(1)

The bonus paid to Mr. Longo was awarded in October 2005 in consideration for employee performance in the fiscal year ended October 31, 2005. The Company agreed to grant Mr. Dechiaro a one-time payment of $20,000 for fiscal year 2006, payable in cash, less applicable taxes, which was paid on December 23, 2005.

(2)

Options were granted under our 2000 Non-qualifying Stock Option Plan. All options granted in fiscal 2006 have an exercise price of $2.40 per share and expire in October 2015, except for 30,000 options that were granted to Mr. Scanlon at a price of $2.30 per share and expire on August 5, 2015 and these options granted to Mr. Scanlon vested.

(3)

Includes amounts in respect of matching contributions to the Company’s 401(k) Plan paid in shares of the Company’s common stock which shares vest over a three-year period, automobile allowance and payment of insurance premiums.

(4)

Mr. Longo was appointed Chief Executive Officer and President effective November 1, 2004. Prior thereto, Mr. Longo served as Chief Operating Officer since June 2003 and as Secretary and Treasurer from August 2003 to August 2004.

EMPLOYEE BENEFIT PLANS

1995 Stock Option Plan

     In November 1995, the Company registered 2,000,000 common shares, issuable upon exercise of stock options issued by the Company under its 1995 Non-qualifying Stock Option Plan (the Plan) for employees, directors and other persons associated with the Company whose services have benefited the Company. The options must be issued within 10 years from November 20, 1995. Determination of the option price per share and exercise date is at the sole discretion of the Compensation Committee.

     During the years ending October 31, 2006, 2005 and 2004, there were no options granted under the 1995 plan. As of October 31, 2006, 8,089 options were available to be granted and 1,212,500 options were outstanding, all of which were exercisable and vested.

2000 Stock Option Plan

     The Company’s 2000 Stock Option Plan (the “2000 Plan”) was adopted by the Company’s board of directors in January 2000 and was approved by the Company’s stockholders in February 2000. The 2000 Plan authorizes the issuance of up to 1,000,000 shares of the Company’s common stock.

     The 2000 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and non-statutory stock options. The Company’s officers, directors, employees and consultants, and employees and consultants of the Company’s majority-owned affiliated companies, are eligible to receive awards under the 2000 plan.

     The options may be granted at an exercise price greater than or equal to the fair market value of the Company’s common stock on the date of grant or not less than 110% of the fair market value in the case of incentive stock options granted to persons holding more than 10% of the voting power of the Company. Fair market value for purposes of the 2000 plan is the closing market price of the Company’s common stock on the relevant date.

     The 2000 Plan authorizes awards of the following type of equity-based compensation: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, annual grants of stock options to directors, stock options to directors in lieu of compensation for services rendered as directors, and other stock-based awards valued in whole or in part by reference to stock of the Company. No incentive stock options may be granted on or after February 1, 2010, nor shall such options remain valid beyond ten years following the date of grant. Fifty percent of these options vest at the time of the grant and the other 50% will vest six months after the date of grant and expire not more than ten years from the date of grant.

     The 2000 Plan is administered by the Company’s compensation committee. The committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Plan and to interpret its provisions. The committee selects the recipients of awards and determines the number of shares of common stock covered by the options and the dates upon which the options become exercisable and terminate, subject to provisions of the 2000 Plan. Incentive stock options must terminate within ten years of the grant. Non-statutory options must terminate within fifteen years of the date of grant. The committee has the right to alter the terms of any option when granted or while outstanding, pursuant to the terms of the 2000 Plan, except the option price.

     As of October 31, 2006, 208,000 options were available to be granted under the 2000 Plan and 1,820,500 options were outstanding, of which 1,783,500 were exercisable and vested.

     All options automatically become exercisable in full in the event of a change in control, as defined in the 2000 Plan, death or disability of the option holder or as decided by the compensation committee. Upon retirement, options held at least one year become exercisable in full. If an option holder’s employment with the Company is terminated for any reason, except death, disability or retirement, the option holder has three months in which to exercise an option, but only to the extent exercisable immediately after termination, unless the option by its terms expires earlier. Termination or other changes in employment status may affect the exercise period.

     On December 13, 2005, the Company issued options to purchase 50,000 shares of its common stock exercisable at $1.90 per share to the Company’s Vice President of Business Operations. The options have an exercise period of three years, were valued at $25,913, and will be expensed over the vesting period. These options vested on June 30, 2006. During the year ended October 31, 2006, the Company recorded a compensation charge in the amount of $25,913 for these options.

     On March 31, 2006, the Company issued options to purchase 50,000 shares of its common stock exercisable at $3.60 per share to a consultant. The options have an exercise period of five years, were valued at $157,676, and will be expensed over the vesting period. These options have a 14 month vesting period. During the year ended October 31, 2006, the Company recorded a compensation charge in the amount of $78,838 for these options.

     On May 11, 2006, the Company issued options to purchase 75,000 shares of its common stock exercisable at $3.75 per share to four members of its Board of Directors. The options have an exercise period of ten years, were valued at $157,676, and will be expensed over the vesting period. These options have a one year vesting period. During the year ended October 31, 2006, the Company recorded a compensation charge in the amount of $128,091 for these options.

     During the year ended October 31, 2006, the Company recorded an expense of $537,585 representing the amortized amount of the fair value of unvested options issued to employees prior to the implementation of SFAS 123R on November 1, 2005.

     A summary of activity under the stock option plans is as follows:

	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value
Outstanding, October 31, 2003	1,564,500	$ 5.07
Granted	130,000	$ 3.98
Exercised	(152,000)	$ 1.81
Forfeited	—	—

Outstanding, October 31, 2004	1,542,500	$ 2.14
Granted	402,000	$ 2.52
Exercised	(15,000)	$ 1.47
Forfeited	(110,000)	$ 2.85

Outstanding, October 31, 2005	1,819,500	$ 3.47
Granted	150,000	$ 3.03
Exercised	(17,000)	$ 2.12
Forfeited	(132,000)	$ 2.48

Outstanding, October 31, 2006	1,820,500	$ 2.62	$167,538

Exercisable, October 31, 2006	1,783,500	$ 2.60	$143,739

     The following table summarizes stock option information as of October 31, 2006:

		Options Outstanding
Exercise Prices		Number Outstanding At October 31, 2006	Weighted Average Remaining Contractual Life		Number Exercisable At October 31, 2006
$ .93	.	10,000	5.90		10,000
$ 1.37		833	7.10		833
$ 1.90		25,000	9.16		25,000
$ 2.03		64,000	4.90		64,000
$ 2.30		30,000	8.40		30,000
$ 2.40		246,000	8.75		246,000
$ 2.70		67,500	8.20		67,500
$ 3.00		3,000	5.10		3,000
$ 3.30		7,500	8.45		7,500
$ 3.50		2,500	8.00	0	2,500
$ 3.60		50,000	9.50		50,000
$ 3.75		75,000	9.50		—
$ 4.15		2,500	8.30		2,500
$ 4.20		24,167	8.25		24,167
$ 5.00		10,000	2.80		10,000
$ 5.63		307,500	3.90		307,500
$ 6.00		835,000	2.80		835,000
$ 6.88		20,000	3.00		20,000
$ 7.13		15,000	3.50		15,000
$ 9.00		25,000	3.54		25,000

Total		1,820,500	4.73		1,783,500

     A summary of the status of the Company’s non-vested options as of October 31, 2006, and changes during the twelve months ended October 31, 2006 is presented below:

Non-vested Shares	Shares	Weighted-Average Grant Date Fair Value
Non-vested at October 31, 2005	133,000	$ 2.40

Granted	75,000	$ 3.03

Vested	(158,000)	$ 2.40

Forfeited	—	—

Non-vested at October 31, 2006	50,000	$ 3.03

As of October 31, 2006, the total unrecognized compensation costs on non-vested options was $230,958. 401(k) Plan

401(k) Plan

     On June 1, 2000, the Company implemented an employee savings plan designed to qualify under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). The 401(k) Plan is for all full-time employees who have completed at least thirty days of service. Contributions are made in the form of common stock at the prevailing current market price and vest equally over a three-year period. The Company will match the first six percent (6%) of an employee contribution on a dollar for dollar basis up to the maximum contribution allowed under Internal Revenue Code.

     The Company sponsors an employee savings plan designed to qualify under Section 401(k) of the Internal Revenue Code. This plan is for all full-time employees who have completed 30 days of service. Contributions are made in the form of Common Stock at the prevailing current market price and vest equally over a three-year period. The Company will match the first six percent of the employee contribution on a dollar-for-dollar basis up to the maximum contribution allowed under Internal Revenue Code. Contributions for the fiscal years ended October 31, 2006, 2005, 2004 were $65,181, $63,073, and $62,932, respectively. These contributions were paid through the issuance of 31,340, 20,857 and 16,060 shares of common stock, respectively.

Option Grants in Fiscal Year 2006

     The following table provides information related to options granted by the Company to the Named Executive Officers and Directors during the fiscal year ended October 31, 2006.

					Hypothetical Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal 2006	Exercise Price	Expiration Date (1)	5% ($)	10% ($)
Joseph A. Equale	15,000	10.0%	$ 3.75	5/10/2016	35,400	70,800
L. Scott Bernard	15,000	10.0%	$ 3.75	5/10/2016	35,400	70,800
John J. Fitzpatrick	15,000	10.0%	$ 3.75	5/10/2016	35,400	70,800
Chase P. Withrow III	30,000	20.0%	$ 3.75	5/10/2016	70,800	141,600
Ralph N. Dechiaro	25,000	16.7%	$ 1.90	12/13/2015	30,000	60,000

(1)

  These options were granted under the Company’s 2000 Stock Option Plan. One-half vested immediately upon the date of grant and the remaining one-half vest six months later from the date of each grant so long as the employee is in good standing.

(2)

  The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission do not represent our estimate or projection of our future common stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions.

Aggregate Option Exercises in Fiscal 2006

     The following table provides information related to options exercised by the Named Executive Officers during the fiscal year ended October 31, 2006 and the number and value of options held as of October 31, 2006.

			Number of Shares Underlying Unexercised Options as of October 31, 2006		Value of Unexercised In-the-Money Options as of October 31, 2006 ($)(1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph F. Longo	—	—	325,000	0	12,800	0
Karl N. Hale	—	—	50,000	0	0	0
Ralph N. Dechiaro	—	—	43,000	0	5,500	0
Peter J. Scanlon	10,000	20,300	105,000	0	1,350	0
Stephen J. Landa	—	—	15,000	0	0	0

(1)

Calculated on the basis of the fair market value of the common stock on October 31, 2006 of $2.12 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. See note (2) of the preceding table.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

     The following table summarizes our equity compensation plan information as of October 31, 2006. Information is included for equity compensation plans approved by the Company’s shareholders and equity compensation plans not approved by the Company’s shareholders.

	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans
approved by security holders	1,820,500	$ 2.62	209,089

Equity compensation plans
not approved by security
holders	5,093,611	$ 5.23	—

Total	6,914,111	$ 4.00	209,089

     As of October 31, 2006, 208,000 shares were available for issuance under the 2000 Plan and 8,089 shares were available for issuance under the 1995 Plan.

Employment Agreements

     On September 30, 2004, the board of directors approved the terms of an employment agreement between Joseph F. Longo and the Company (the “Employment Agreement”), pursuant to which Mr. Longo agreed to serve as the Chief Executive Officer and President of the Company at an annual base salary of $185,000. The term of the Employment Agreement is three years, effective as of January 1, 2004, and has been automatically extended by the Company for one year. Upon termination of the Employment Agreement under certain circumstance, the Company agrees to pay and provide Mr. Longo (or, if applicable, his surviving spouse or, if none, his estate or other legal representative) the following amounts and benefits: (i) all amounts of base salary accrued but unpaid as of the date of termination; (ii) any bonus awarded but not paid prior to the date of termination; (iii) all reasonable business-related expenses unreimbursed as of the date of termination; and (iv) any benefits or payments, to the extent due under any Company benefit, fringe benefit or arrangement in accordance with the terms of said plan or arrangement for the period prior to such date of termination, including, but not limited to, accrued but unused vacation days. The foregoing notwithstanding, in the event that Mr. Longo’s employment is terminated for any reason (other than as a result of death), for a period of six (6) months following the date of termination (the “Severance Period”), Mr. Longo (or his spouse, in the event of his death) shall receive: (i) the base salary; and (ii) any benefits or payments, to the extent due under any Company benefit, fringe benefit or arrangement in accordance with the terms of said plan or arrangement. In addition to the rights set forth above, upon the expiration of the Severance Period, the Company agrees: (i) to pay Mr. Longo an unfunded retirement benefit equal to $97,500 per annum (the “Unfunded Retirement Amount”), until his death, and after his death, to his spouse, an amount equal to one-half of the Unfunded Retirement Amount per annum; and (ii) to provide lifetime gap medical insurance premiums for Mr. Longo and his spouse to cover expenses not covered by Medicare or Medicaid, to the extent such coverage is commercially available.

     On December 1, 2005, the Company reached an agreement with Ralph Dechiaro, its Vice President of Business Operations, pursuant to which the Company agreed to award Mr. Dechiaro a severance package, as defined. Should Mr. Dechiaro voluntarily resign, severance pay would not apply.

     On December 13, 2005, the Company reached an agreement with its Chief Financial Officer, Peter J. Scanlon, that provides for additional compensation equal to $6,000 per month and a severance package based on years of service.

CODE OF ETHICS

     The Company has a Code of Ethics applicable to its Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions. The Company will provide to any person, without charge, upon request, a copy of the Code of Ethics. Requests for a copy may be made, in writing, to the Company at the following address:

Startech Environmental Corporation
88 Danbury Road, Suite 2A
Wilton, CT 06897
Attn:  Chief Financial Officer

PROPOSAL 2

RATIFICATION OF
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Board, on recommendation of the Audit Committee, has appointed Marcum & Kleigman LLP, as the Company’s independent accountants to examine the financial statements of the Company for the fiscal year ending October 31, 2007. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

     The board of directors, upon recommendation and approval of the audit committee, retained the auditing services of Marcum & Kleigman LLP, effective February 1, 2005, to act as the Company’s independent public accountants to audit and certify the Company’s financial statements for the fiscal years ended October 31, 2005 and October 31, 2006. A representative of Marcum & Kleigman LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees to Independent Accountants for Fiscal 2006 and 2005

     The following table presents fees for professional services rendered by the Company’s independent public accountants for the audit of the Company’s annual financial statements in fiscal 2006 and fiscal 2005 and fees billed for audit-related services, tax services and all other services rendered by the Company’s independent registered public accountants for fiscal 2006 and fiscal 2005.

	Fiscal 2006	Fiscal 2005
(in thousands)

Audit Fees	$150.7	$77.4
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

     Kostin, Ruffkess & Company, LLC served as the Company’s independent public accountants until January 31, 2005, when they ceased providing services to the Company as a result of its decision to discontinue the provision of audited services to publicly traded companies.

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Audit Committee) of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM & KLEIGMAN, LLP AS THE COMPANY’S INDEPENDENT REGUSTERED PUBLIC ACCOUNTANTS FOR FISCAL 2007.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

ANNUAL REPORT

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 88 DANBURY ROAD, SUITE 2A, WILTON, CONNECTICUT, 06897, ATTENTION: PETER J. SCANLON. THE FORM 10-K INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY’S REASONABLE EXPENSES.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     The 2007 annual meeting of shareholders is expected to be held in or around , May 2008. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company’s 2007 annual meeting, the rules of the Securities and Exchange Commission must be adhered to by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company’s Corporate Secretary no later than November 3, 2007. Proposals should be sent to Corporate Secretary, Startech Environmental Corporation, 88 Danbury Road, Suite 2A, Wilton, Connecticut, 06897.

OTHER MATTERS

     Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joseph F. Longo Chief Executive Officer and President

STARTECH ENVIRONMENTAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
ON MAY 10, 20007

     The undersigned shareholder of Startech Environmental Corporation (the “Company”) hereby revokes all prior proxies and hereby appoints each of Joseph F. Longo and Peter J. Scanlon as a proxy for the undersigned, each with full power of substitution, to vote all shares of common stock, no par value, of the Company which the undersigned is entitled to vote at the Company’s annual meeting of shareholders for the fiscal year ended October 31, 2006, to be held at the Company’s Engineering, Research and Demonstration Center located at, 190 Century Drive, Bristol, Connecticut on Thursday, May 10, 2007 at 1:00 p.m., Eastern Standard Time and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1.	ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

FOR the nominees listed below		WITHHOLD AUTHORITY
(except as marked to the contrary below) [	]	to vote for the nominee listed below [	]

(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee’s name in the list below.)

L. SCOTT BARNARD [ ] JOSEPH A. EQUALE [ ] JOHN J. FITZPATRICK [ ] JOSEPH F. LONGO [ ] CHASE P. WITHROW III [ ]

2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Marcum & Kleigman LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2007:

FOR [   ]     AGAINST [    ]     ABSTAIN [    ]

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

(Continued and to be dated and signed on the other side.)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEES FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company’s 2006 Annual Report to shareholders accompanying the same is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: _____________________________, 2007

___________________________________________ (Signature of Stockholder)

___________________________________________ (Signature of Stockholder)

Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.